NASDAQ: CFB | July 23th, 2020

FORWARD-LOOKING STATEMENTS. The financial results in this presentation reflect preliminary, unaudited results, which are not final until the Company’s Quarterly Report on Form 10-Q is filed. This presentation and oral statements made during this meeting contain forward-looking statements. These forward- looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "might," "should," "could," "predict," "potential," "believe," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "strive," "projection," "goal," "target," "outlook," "aim," "would," "annualized" and "outlook," or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: risks relating to the COVID-19 pandemic; risks related to general business and economic conditions and any regulatory responses to such conditions; our ability to effectively execute our growth strategy and manage our growth, including identifying and consummating suitable mergers and acquisitions; the geographic concentration of our markets; fluctuation of the fair value of our investment securities due to factors outside our control; our ability to successfully manage our credit risk and the sufficiency of our allowance; regulatory restrictions on our ability to grow due to our concentration in commercial real estate lending; our ability to attract, hire and retain qualified management personnel; interest rate fluctuations; our ability to raise or maintain sufficient capital; competition from banks, credit unions and other financial services providers; the effectiveness of our risk management framework in mitigating risks and losses; our ability to maintain effective internal control over financial reporting; our ability to keep pace with technological changes; system failures and interruptions, cyber-attacks and security breaches; employee error, fraudulent activity by employees or clients and inaccurate or incomplete information about our clients and counterparties; our ability to maintain our reputation; costs and effects of litigation, investigations or similar matters; risk exposure from transactions with financial counterparties; severe weather, acts of god, acts of war or terrorism; compliance with governmental and regulatory requirements; changes in the laws, rules, regulations, interpretations or policies relating to financial institutions, accounting, tax, trade, monetary and fiscal matters; compliance with requirements associated with being a public company; level of coverage of our business by securities analysts; and future equity issuances. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forward- looking statement, whether as a result of new information, future developments or otherwise, except as required by law. NON-GAAP FINANCIAL INFORMATION. This presentation contains certain non-GAAP measures. These non-GAAP measures, as calculated by CrossFirst, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measures of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See reconciliations of certain non-GAAP measures included at the end of this presentation. MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the economic, employment, industry and other market data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. 2

EXPERIENCED MANAGEMENT TEAM



Mike Maddox – President, CEO of CrossFirst Bankshares (effective June 1st) and Director of CrossFirst

- Joined CrossFirst in 2008 after serving as Kansas City regional president for Intrust Bank
- Practicing lawyer for more than six years before joining Intrust Bank
- Graduate School of Banking at the University of Wisconsin - Madison



David O'Toole – CFO, Chief Investment Officer and Director of CrossFirst

- More than 40 years of experience in banking, accounting, valuation and investment banking
- Founding shareholder and director of CrossFirst Bank and became CFO in 2008
- Co-founder and managing partner of a national bank consulting and accounting firm
- Served on numerous boards of directors of banks and private companies, including the Continental Airlines, Inc. travel agency advisory board



Randy Rapp – Chief Credit Officer of CrossFirst Bank

- More than 30 years of experience in banking, primarily as a credit analyst, commercial relationship manager and credit officer
- Joined CrossFirst in April 2019 after serving as Executive Vice President and Chief Credit Officer of Texas Capital Bank, National Association from May 2015 until March 2019
- Mr. Rapp joined Texas Capital Bank in 2000



Matt Needham – Managing Director of Strategy and Investor Relations of CrossFirst

- More than 15 years experience in banking, strategy, accounting and investment banking, five with CrossFirst
- Deep experience in capital markets including valuation, mergers, acquisitions and divestitures
- Provided assurance and advisory services with Ernst & Young
- Former Deputy Bank Commissioner in Kansas and has served on several bank boards
- MBA Wake Forest University, obtained CFA designation and CPA, Graduate School of Banking at the University of Colorado



George F. Jones Jr. – Vice Chairman (effective June 1st) and Director of CrossFirst

- Joined CrossFirst in 2016 after a short retirement from Texas Capital Bancshares, Inc. (TCBI)
- As former CEO of CrossFirst Bankshares, led CrossFirst through its initial public offering in 2019
- Founding executive of TCBI in 1998
- Led TCBI through 50 consecutive profitable quarters and growth to $12 billion in assets

Other Senior Executives

Amy Fauss
Chief Operating Officer of CrossFirst Bank
28+ years of banking experience
Joined CrossFirst in 2009

Tom Robinson
Chief Risk Officer of CrossFirst
35+ years of banking experience
Joined CrossFirst in 2011

Aisha Reynolds
General Counsel of CrossFirst and CrossFirst Bank
13+ years of experience
Joined CrossFirst in 2018

Steve Peterson
Chief Banking Officer of CrossFirst
21+ years of experience
Joined CrossFirst in 2011

3

Delivering Long Term Value for CrossFirst Shareholders Capital Enhance Diversification Optimization Exceptional ROATCE, EPS of Loan & Deliver Strong through Reputation for Growth, & Deposit Credit Quality Organic Quality & Efficiency Portfolio Growth & M&A Service CrossFirst Strategic Approach: 1. Supporting our clients, employees, and communities through the COVID-19 Pandemic 2. Maintain a branch-lite business model with strategically placed locations 3. Focus on our core markets; grow organically using the relationship banking model 4. Execute on our high-tech, high-touch banking strategy; leverage technology for enhanced service 5. Attract, retain, and develop the highest level of talent 6. Improve profitability and efficiency for the organization; optimize excess capital to deliver shareholder returns 7. Serve businesses, business owners, professionals and their networks in extraordinary ways 8. Employ effective enterprise risk management 4

$50 25 Consecutive Quarters of Operating (1) $45 Revenue Growth $43.8 $40.3 $39.4 $40 $39.0 $36.5 $35.3 $35 $33.6 $30.0 $30 $27.6 $24.8 $25 $22.3 $19.6 $20 $18.8 $17.3 $15.9 $15.1 $15 $13.7 $12.8 $11.7 $11.8 $10.9 $10.2 $9.2 $10 $8.5 $7.6 $5 $- Note: Dollars in charts are in millions. (1) Defined as net-interest income + non-interest income 5

1. Comprehensive COVID-19 response plan to support our clients, employees, and communities 2. Strong capital position and liquidity provides CrossFirst with financial flexibility to give customers relief and continue to invest for the long term in the business 3. Closely monitoring and engaging clients to mitigate risks and impact from COVID-19 especially customer modifications & energy portfolio 4. Branch-lite business model and technology strategy provides CrossFirst an advantage for strong business continuity through the pandemic 5. Strong reserve build of total loan loss reserves / loans of 1.61% including a quarterly provision of $21 million 6. Stress testing of capital and credit scenarios show CrossFirst as well capitalized under several extreme scenarios 7. Return to work planning remains flexible with safety of employees, clients and other stakeholders as the highest priority 8. Positioned for long term growth after the market stabilizes 6 6

• $5.5 billion(1) asset banking operation founded in 2007 • Branch-lite structure operating 8 branches in key markets (2) along the I-35 corridor (1) (1) • 3rd largest bank headquartered in the Kansas City MSA (1) (1) • High-growth commercial banking franchise with 364 full time equivalent employees (1) (1) • High quality people, strong culture & relationship-oriented business model • Serving businesses, business owners, professionals and their personal networks • Core focus on improving profitability & operating (Number of Locations) efficiency Financial Performance For Six Months Ended 6/30/20 (2) Balance Sheet Performance (Year-to-Date) Asset Quality Metrics Assets: $5,462 ROAA: (0.14)% NPAs / Assets: 0.74% Gross Loans:(3) $4,413 ROACE: (1.15)% NCOs / Avg. Loans: (4) 1.01% Deposits: $4,304 Efficiency Ratio: 63.29% Reserves / Loans: 1.61% (4) CET 1 Capital: 11.99% NIM(FTE): 3.22% Reserves / NPLs: 189% Total Risk-Based Capital: 13.27% Net Income (loss): ($3.5) Classified Loans / Capital + ALLL 34.9% (1) As of June 30, 2020. (2) Dollars are in millions. 7 (3) Net of unearned income (4) YTD Interim Periods Annualized

Commentary SBA / PPP Applications Existing Customers New Customers Totals # of Applications • CFB is a strong supporter of local 886 298 1,184 businesses and communities we Approved serve $ Loans Funded $290 $79 $369 (Dollars in millions) • Preferred SBA lender • Weighted average fee rate of approximately 2.4%, excluding fee impact to yield Loans Approved by Industry Loans Approved by Market (Based on $ Funded) (Based on $ Funded) • Total average loan size of $312 thousand Other Services & Construction 10% Business Support Kansas City 17% Medical/ 53% • Management is working to Healthcare expedite the forgiveness process 16% Hotel & Dallas of the PPP loans Restaurants 12% 12% Professional Services Wichita 19% 17% Oklahoma City Tulsa & Energy 7% Other Small Businesses 11% 26% Note: Information as of July 7, 2020 8

Nonperforming Assets / Assets Commentary on NPA’s 1.5% ▪ Increase in NPAs stem primarily from the risk rating grade migration of energy credits and 0.97% 1.00% 0.97% negative impacts caused by the 1.0% COVID-19 pandemic 0.74% 0.59% 0.5% 0.43% 0.27% 0.20% 0.18% 0.08% 0.0% 2014 2015 2016 2017 2018 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Commentary Charge-Offs ▪ $1.3 million in net charge-offs for Q2 2020; includes a $1 million charge-off to energy loan Net Charge-Offs / Average Loans(1) ▪ $19.4 million in net charge-offs 2.1% 2.00% for Q1 2020 which primarily 1.8% included $17.9 million for the large previously disclosed NPA 1.5% ▪ In Q4 2019, $5.5 million of net 1.2% charge-offs, included a $5 million partial charge-off of the 0.9% 0.53% 0.58% previously disclosed loan 0.6% 0.44% 0.31% ▪ In Q3 2019 the Company had net 0.3% 0.11% 0.12% charge-offs of $4.7 million from 0.02% 0.04% 0.07% two legacy NPAs, one C&I and 0.0% one Energy 2014 2015 2016 2017 2018 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 9 (1) Ratio is annualized.

Modifications by Type Migration of Credit by Risk Weighting (As of June 30, 2020) (in $millions) $5,000 $4,429 $4,500 $237 16% $4,011 $3,862 $105 $170 $4,000 $3,639 $87 $3,476 $85 $48 $79 $3,500 $88 $48 Loan 37% $57 $3,000 Modifications $2,500 of $709 million 24% $2,000 $4,022 $3,827 $3,506 $3,727 $1,500 $3,331 6% $1,000 17% $500 $0 Interest Only - 90 Days Interest Only - 90+ Days Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Payment Deferral - 90+ Days Payment Deferral - 90 Days Other % Substandard 3% 2% 2% 3% 5% & Doubtful ➢ Three Main Categories of Modifications: 33% Hotels, Pass Special Mention Substandard & Doubtful Restaurants, and Entertainment; 29% Real Estate Rental; and 16% Health Care ➢ Majority of the increase in “Substandard & Doubtful” loans ➢ ~90% of the modifications remained in Pass risk resulted from the Energy portfolio reassessment in Q2 2020 rating ➢ Majority of the modified loans that migrated in risk 10 rating were from the Retail CRE and Hotel portfolios 10

CROSSFIRST BANKSHARES, INC.

CREDIT QUALITY & CAPITAL RATIOS

Recent Credit Quality & ALL Trends

- Increase in classified assets primary from energy portfolio; energy portfolio has a 4.5% reserve at end of Q2 2020
- Provision for loan loss of $21 million for Q2 2020; 1.61% ALLL / Loans
- The Company has not adopted CECL at this time and continues to run parallel scenarios to assess impact on the ALLL and capital
- Q1 2020 reduction in reserves was a result of net charge-offs of $19.4 million; though Company added $14 million to ALLL

Capital Analysis

- The Company continues to remain well capitalized with strong liquidity
- Unfunded commitments totaled $1.4 billion as of the end of Q2 2020, 43% of which are commitments to fund C&I loans and 57% are other loan commitments

Allowance for Loan Losses / Total Loans



$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
1.24%
1.18%
1.48%
1.29%
1.61%
$42.9
$43.0
$56.9
$51.5
$71.2
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020

Classified Loans / (Total Capital + LLR)



$300
$250
$200
$150
$100
$50
$0
16.3%
13.2%
13.2%
15.8%
34.9%
$88.3
$85.2
$86.9
$104.5
$237.1
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020

Capital Ratios



20%
15%
10%
5%
0%
11.02%
11.04%
12.04%
12.91%
12.93%
13.90%
12.20%
12.22%
13.43%
12.08%
12.10%
13.17%
11.99%
12.01%
13.27%
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Common Equity Tier 1
Tier 1 Risk Based
Total Risk-Based Capital

Dollar amounts are in millions.

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14% Q2 2020 CET1 Ratio Stress Test Details1 Results & Assumptions 12% 11.6% 10.3% ➢ CFB has well capitalized balance sheet with $581 million of CET1 regulatory capital or a ~12% CET1 ratio 10% 8.3% 5.1% 3.8% ▪ $242 million of excess capital over the Company’s 8% policy level & $71 million in available allowance 7% Bank 1.8% for loan losses Policy Limit6% 2.0% 2.0% 2.0% ➢ Regulatory Threshold of 6.5% not breached in severe 4% Pandemic Scenario 2% 4.5% 4.5% 4.5% Scenarios Considered: 0% ➢ Federal Reserve Board (FRB) & Oxford COVID-19 FRB Baseline Oxford COVID- 19 Severe Pandemic Baseline Scenarios with macro-economic risk factors Baseline ➢ Darling Consulting Group (DCG) Pandemic Scenario After Tax 0.4% 1.7% 3.7% Loss Sensitivity % created from a combination of Oxford, FRB & DCG data ($ million) $20 $80 $180 Key Assumptions: Regulatory Minimum Capital Conservation Buffer Excess Capital ➢ Scenarios assumes no loan loss utilization ➢ Expected loss rates over 13 quarters are immediately (in millions) FRB Oxford Severe Pandemic deducted from the capital ratios Allowance $71 $71 $71 ➢ Does not include the impact of future ongoing earnings Remaining or balance sheet changes $222 $162 $62 Excess Capital Excess Capital & ALLL after $293 $233 $133 Stress Test 12 12 Note 1: This analysis is not an expected loss model or forecast, it is solely an illustration of the Company’s ability to absorb economic stress to capital

Commentary Yield on Loans and Cost of Total Deposits 6% 5.70% 5.34% 5.52% 5.01% 4.89% ▪ Continued to grow core deposits 4.62% 4.60% 4.61% and maintained wholesale 4% funding levels ▪ Continued to maintain Margin 1.89% 1.98% 2% 1.44% (FTE) in Q2 2020 of 3.19%, 1.11% 0.88% 0.91% 0.87% 0.99% compared to 3.24% in Q1 2020 despite significant rate cuts 0% 2014 2015 2016 2017 2018 2019 YTD 2019 YTD 2020 ▪ Company continued to shorten Yield on Loans Cost of Total Deposits the duration of deposits and move deposit costs down to Net Interest Margin – Fully Tax Equivalent capture economics associated with FOMC rate cuts 4% 3.40% 3.40% 3.39% 3.40% 3.27% 3.24% 3.31% 3.22% ▪ Loan to deposit ratio increased 3% from 100.8 to 102.5 QoQ, as loans grew from PPP; the wholesale funding mix changed 2% to include more FHLB advances 1% 0% 2014 2015 2016 2017 2018 2019 YTD YTD 2019 2020 13

Investment Portfolio Breakout as of June 30, 2020(1) Commentary ▪ At the end of Q2 2020, the portfolio’s duration was approximately 4.2 years and the fully taxable equivalent (FTE) yield MBS (Fixed) Municipal - 20.6% for Q2 2020 declined to 3.07% Tax- Exempt 63.4% Total: ~$700 (1) ▪ ~$35 million of MBS and CMO million prepayments were accelerated due to lower rates CMO (Fixed) ▪ $15 million of securities were 13.7% purchased in Q2 2020 to replace Other Municipal - Taxable prepayments with an average FTE 0.5% 1.8% yield of 2.24% Average Yield on Securities – Fully Tax Equivalent ▪ During Q2 2020, $13.7 million of 5% municipals were sold to manage 3.85% credit exposure resulting in $322 4% 3.69% 3.72% 3.63% 3.62% 3.35% 3.51% thousand in realized profits 3.15% ▪ The marketable securities 3% portfolio has substantial unrealized gains of approximately 2% $33 million as of June 30, 2020 1% ▪ Portfolio primarily comprised of low risk, investment grade 0% securities 2014 2015 2016 2017 2018 2019 YTD 2019 YTD 2020 14 (1) Based on approximate fair value.

Operating Revenue(1) Commentary $180 ▪ Our balance sheet growth, $150.2 YTD ‘19 – YTD ‘20 combined with a relatively $160 Growth: 17.2% $140 stable net interest margin, has $116.5 historically enabled robust $120 $100 operating revenue growth $78.5 $84.1 $80 $71.8 $57.5 $60 $44.6 ▪ Core earnings power of the $40 $33.0 Company continues to increase $20 $0 ▪ 25th consecutive quarter of operating revenue growth ▪ Pretax, pre-provision profit(2) continues to grow and also Earnings Performance includes a one-time, non-cash charge of $7.4 million for $70 $62.5 goodwill impairment in Q2 $60 $50 $40 $30.7 $28.5 $27.2 $30.9 ▪ Year-to-date income impacted $30 $16.9 $19.6 $18.8 by $14 million in first quarter $20 $14.1 $16.4 $8.4 $10.3 and $21 million in second $10 $4.1 $7.5 $5.8 quarter for provisioning as a $0 result of economic uncertainty, ($10) ($3.5) and migration of Energy credits (2) Note: Dollars in charts are in millions. Net Income Pretax, Pre-Provision Profit (1) Defined as net-interest income + non-interest income. (2) Represents a Non-GAAP financial measure, see Non-GAAP reconciliation slides at the end of the presentation for more detail. In 15 addition, pre-tax net profits may also be found presented in the supplemental information

Commentary Return on Average Assets / Non-GAAP ROAA(1) ▪ CrossFirst’s branch-lite model is 1.00% 0.88% an efficient and scalable 0.83% 0.80% infrastructure to support 0.63% 0.56% 0.56% additional efficiency 0.60% 0.53% 0.41% ▪ Core efficiency performance is 0.40% 0.24% trending down consistent with 0.15% management’s initiatives 0.20% 0.00% ▪ Quarterly ROAA significantly impacted by COVID-19 -0.20% -0.14% provisioning in 2020 to $35 2014 2015 2016 2017 2018 2019 YTD 2019 Non-GAAP YTD YTD 2020 Non-GAAP YTD million YTD 2019 2020 ▪ One-time $7.4 million goodwill impairment in Q2 impacted ROAA Efficiency Ratio / Non-GAAP Core Efficiency Ratio (FTE)(1) and Efficiency Ratios 100% 90% 79.10% 80% 74.68% 73.64% 68.48% 70.64% 70% 62.11% 63.29% 58.37% 60.71% 60% 53.61% 50% 40% 30% 20% 10% 0% 2014 2015 2016 2017 2018 2019 YTD 2019 Non-GAAP YTD YTD 2020 Non-GAAP YTD 2019 2020 16 (1) Represents a non-GAAP financial measure, see non-GAAP reconciliation slides in the supplemental information for more detail

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Industry Total Exposure (1) % of Gross Loans(1) Energy Oil (excludes Natural Gas) $251 6.2% Retail Commercial Real Estate $198 4.9% Hotel & Lodging $167 4.1% Healthcare C&I $142 3.5% Entertainment & Recreation(2) $100 2.5% Restaurant(3) $61 1.5% Industry categories selected based on the following criteria: • Lower consumption from COVID-19 pandemic compounded with high production and inventory supplies from ongoing political disputes • Implementation of travel, entertainment, and restaurant restrictions • Cancellation of all events and large gatherings • Cessation of revenue due to business being considered “nonessential” (1) Loan values recorded on balance sheet in millions as of June 30, 2020; excludes PPP loans (2) Includes Native American Gaming, Parking Lots and Garages (3) Restaurant information includes both C&I and CRE exposure 18

CROSSFIRST ENERGY PORTFOLIO

CROSSFIRST BANKSHARES, INC.

Energy Portfolio Dynamics

- Typically only lend as a senior secured lender in single bank transactions and as a cash flow lender
- Exploration & Production lending only on proven and producing reserves
- As of June 30, 2020, CrossFirst does not have any shale, oil field services, or mid-stream energy company loans
- Collateral base is predominately comprised of properties with sufficient production history to establish reliable production trends; long-life assets
- 2020 portfolio(1) hedges
  - 48% of Oil exposure hedged at $49.16 / barrel
  - 52% Natural Gas hedged at $2.08 / MMBtu
- $17.4 million of Reserves are allocated to Energy, representing 4.5% of the total energy portfolio
- Customers continue to actively manage operating expenses

Energy by Composition 6/30/2020 *($ millions)*

	# Loans	Outstanding	% Total	Unfunded Commitments	Average Size	Avg % Hedged
Oil	42	$251	64%	$21	$6	48%
Natural Gas	14	$139	36%	$13	$10	52%
Other Sources	2	$0	0%	$37	$1	0%
Total	58	$390	100%	$71	$7	50% (1)

Energy Credit Classifications



Substandard & Doubtful
Special Mention
Pass
4%
3%
93%
28%
18%
54%
Q1 2020
Q2 2020

Energy Exposure by State



LA 4%
MI 6%
OH 15%
KY 2%
KS 8%
OK 24%
IN 2%
IL 3%
AK 1%
WY 1%
PA 1%
WV 5%
UT 2%
TX 26%

Energy Commitments by Basin



Appalachian 20%
13 Other Basins 20%
Permian 15%
Illinois 3%
Tuscaloosa 4%
Western Anadarko 5%
Antrim 5%
Arkoma 7%
Multiple 8%
Anadarko 13%

Data as of 6/30/20

(1) Weighted Average

19

DIVERSE LOAN PORTFOLIO

CROSSFIRST BANKSHARES, INC.

Loan Mix by Type ($4.4bn)(1)



Owner Occupied Real Estate 6%
Other 1%
SBA PPP 8%
Residential Real Estate 8%
Energy 9%
Commercial & Industrial 29%
Construction & Land Development 15%
Commercial Real Estate 24%

C&I Loan Breakdown by Type ($1.3bn)



Professional & Technical Services 4%
Credit Related Activities 4%
Financial Management 3%
Misc. Financial Vehicles 2%
Motor Vehicle & Parts Dealers 5%
Aircraft 4%
Education 2%
Restaurants 5%
Other 16%
Engineering & Contracting 5%
Rental & Leasing Services 5%
Health Care 11%
Security Services 6%
Business Loans to Individuals 6%
Manufacturing 7%
Recreation 7%
Real Estate Activity 8%

CRE Loan Portfolio by Segment ($1.7bn)(2)



Raw Land 4%
Medical 3%
Self Storage 2%
C-Store 2%
Land Development 2%
Other 5%
Senior Living 6%
Multi-Family 23%
Hotel 10%
1-4 Family Res Construction 10%
Retail 12%
Industrial (excludes Self-Storage) 10%
Office 11%

CRE Loans by Geography ($1.7bn)(2)



TX 46%
KS 12%
Remaining States 12%
OK 12%
KY 2%
FL 2%
AZ 2%
CO 5%
MO 7%

Note: Data as of June 30, 2020.

(1) Shown as a percentage of bank capital.

(2) CRE as defined by regulators (including construction and development).

20

Compound Annual Growth Rates Total Assets $5,462 Since Since $4,931 2007 2012 Total Assets 55.2% 35.3% $4,107 $2,961 $2,133 $1,574 $1,220 $847 $565 $311 $355 $22 $77 $155 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q2 2020 2007 2010 2012 2014 Established with Acquired Leawood, Expansion into Expansion into 2017 2019 initial presence in KS-based Wichita and Energy Lending Expansion into Enterprise CrossFirst Kansas City Leawood Oklahoma City Value Lending, Relational Bankshares, Inc. Bancshares markets Tribal Nations Lending Initial Public Offering (~$72.5mm in and Relational High at $14.50; Nasdaq Total Assets) Volume Builder Lending listed: CFB 2013 2008 Expansion into Tulsa market Formed through acquisition of Tulsa CrossFirst National Bancshares, Inc. 2016 2018 2020 Bankshares, Inc. (~$160mm in Total Assets) George F. Jones George F. Jones Mike Maddox Jr. joins as Vice Jr. named CEO of named CEO of Chairman to CrossFirst CrossFirst expand into Dallas Bankshares, Inc. Bankshares, Inc. market Dollars in chart are in millions. 21

Gross Loans (Net of Unearned Income) Commentary $5,000 $4,413 $3,852 ▪ Loan growth has been primarily $4,000 $3,467 all organic and historically been $3,061 very strong $3,000 $1,996 ▪ Loan growth, excluding PPP $2,000 loans, was a modest 1.2% $1,297 $785 $993 compared to the previous quarter $1,000 ▪ Diversification remains a core $0 tenet 2014 2015 2016 2017 2018 2019 Q2 2019 Q2 2020 ▪ Loan yields have trended downward due to the declining Gross Loans by Type rate environment $4,700 $4,429 Q2 2020 Gross Loan Composition $4,011 $4,200 $3,862 $369 $43 $46 $3,476 $3,639 $45 $3,700 $44 $399 $504 $536 $46 $365 $3,200 $359 $625 $662 Construction & Land $628 Residential Real $463 $528 Development $2,700 Estate 15% 12% $2,200 $1,024 $1,085 $968 $993 $1,141 SBA/ Consumer PPP $1,700 1% $386 $396 $409 $399 $390 8% $1,200 $700 $1,254 $1,313 $1,357 $1,355 $1,285 $200 -$300 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Commercial Real Commercial & Energy Industrial Loan Estate 5.66% 5.53% 5.21% 4.98% 4.28% 9% 29% Yield 26% Commercial & Industrial Energy Commercial Real Estate Construction & Land Development Residential Real Estate Consumer SBA/ PPP 22 Dollars in charts are in millions. Amounts shown are as of the end of the period.

Commentary Total Deposits $5,000 ▪ CrossFirst has generated $4,500 $4,304 $3,924 significant growth in core $4,000 $3,584 deposits and maintained $3,500 $3,208 $3,000 wholesale funding to support $2,303 the PPP and securities portfolio $2,500 $2,000 $1,694 $1,295 $1,500 ▪ Company continued to shorten $962 time deposit portfolio which $1,000 typically lags in a declining rate $500 environment $0 2014 2015 2016 2017 2018 2019 Q2 2019 Q2 2020 Deposit Mix by Type $4,304 $4,250 $3,924 $3,973 $745 Q2 2020 Deposit Composition $3,750 $3,584 $3,658 $710 $724 $3,250 $416 $766 $753 $379 $530 Time Deposits Time Deposits $2,750 $469 < $100,000 ≥ $100,000 $535 10% $2,250 17% $1,994 $1,765 $1,750 $1,903 $1,634 $1,776 $1,250 $399 DDA $750 $538 18% $137 $146 $259 $750 Savings $250 $512 $514 $522 $567 & MMA -$250 46% Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Transaction Deposits Cost of 9% 1.99% 1.94% 1.70% 1.46% 0.79% Deposits Non-interest bearing deposits Transaction Deposits Savings & MMA Time Deposits < $100,000 Time Deposits ≥ $100,000 23 Dollars are in millions and amounts shown are as of the end of the period.

HISTORICAL FINANCIAL INFORMATION

CROSSFIRST BANKSHARES, INC.

(Dollars thousands, except per share data)	As of and for the Year Ended December 31,					As of and for the Six Months Ended June 30,	
	2015	2016	2017	2018	2019	2019	2020
Income Statement Data							
Interest income	$54,116	$69,069	$97,816	$156,880	$216,218	$105,509	$105,462
Interest expense	11,849	15,016	22,998	46,512	74,774	37,030	26,077
Net interest income	42,267	54,053	74,818	110,368	141,444	68,479	79,385
Provision for loan losses	5,975	6,500	12,000	13,500	29,900	5,700	34,950
Non-interest income	2,365	3,407	3,679	6,083	8,715	3,317	4,729
Non-interest expense	30,562	40,587	62,089	85,755	87,648	44,591	53,233
Income before taxes	8,095	10,373	4,408	17,196	32,611	21,505	(4,069)
Income tax expense (benefit)	626	62	(1,441)	(2,394)	4,138	2,716	(570)
Net income (loss)	7,469	10,311	5,849	19,590	28,473	18,789	(3,499)
Preferred stock dividends	2,066	2,100	2,100	2,100	175	175	0
Net income available to common stockholders	5,403	8,211	3,749	17,490	28,298	18,614	(3,499)
Non-GAAP core operating income(1)	7,469	10,311	9,716	19,940	27,427	17,743	3,898
Balance Sheet Data							
Cash and cash equivalents	$79,418	$155,972	$130,820	$216,541	$187,320	$141,373	$194,371
Available-for-sale securities	460,542	593,012	703,581	663,678	741,634	704,776	700,083
Gross loans (net of unearned income)	992,726	1,296,886	1,996,029	3,060,747	3,852,244	3,467,204	4,413,224
Allowance for loan losses	(15,526)	(20,786)	(26,091)	(37,826)	(56,896)	(42,852)	(71,185)
Goodwill and other intangibles	8,100	7,998	7,897	7,796	7,694	7,745	247
Total assets	1,574,346	2,133,106	2,961,118	4,107,215	4,931,233	4,473,182	5,462,254
Non-interest-bearing deposits	123,430	198,088	290,906	484,284	521,826	511,837	750,333
Total deposits	1,294,812	1,694,301	2,303,364	3,208,097	3,923,759	3,584,136	4,304,143
Borrowings and repurchase agreements	112,430	216,709	357,837	388,391	373,664	364,246	500,498
Trust preferred securities, net of fair value adj.	792	819	850	884	921	902	942
Preferred Stock, liquidation value	30,000	30,000	30,000	30,000	0	0	0
Total Stockholders' Equity	160,004	214,837	287,147	490,336	601,644	499,195	608,092
Tangible Stockholders' Equity(1)	121,904	176,839	249,250	452,540	593,950	491,450	607,845
Share and Per Share Data:							
Basic earnings per share	$0.29	$0.39	$0.12	$0.48	$0.59	$0.41	($0.07)
Diluted earnings per share	0.28	0.39	0.12	0.47	0.58	0.40	(0.07)
Book value per share	6.61	7.34	8.38	10.21	11.58	11.00	11.66
Tangible book value per share(1)	6.20	7.02	8.12	10.04	11.43	10.83	11.65
Wtd. avg. common shares out. - basic	18,640,678	20,820,784	30,086,530	36,422,612	47,679,184	45,165,248	52,088,239
Wtd. avg. common shares out. - diluted	19,378,290	21,305,874	30,963,424	37,492,567	48,576,135	46,159,825	52,586,209
Shares outstanding at end of period	19,661,718	25,194,872	30,686,256	45,074,322	51,969,203	45,367,641	52,167,573

Historic share counts and per share figures reflect 2:1 stock split effected on 12/21/18.
(1) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides at the end of this presentation for additional detail.

24

HISTORICAL FINANCIAL INFORMATION

CROSSFIRST BANKSHARES, INC.

	As of and for the Year Ended December 31,					As of and for the Six Months Ended June 30,	
	2015	2016	2017	2018	2019	2019	2020
Selected Ratios:							
Return on average assets	0.53%	0.56%	0.24%	0.56%	0.63%	0.88%	(0.14%)
Non-GAAP core operating return on average assets[(1)]	0.53	0.56	0.40	0.57	0.61	0.83	0.15
Return on average common equity[(1)]	4.60	5.51	1.53	5.34	5.38	7.87	(1.15)
Non-GAAP core operating return on average common equity[(1)]	4.60	5.51	3.11	5.45	5.18	7.43	1.28
Yield on earning assets - tax equivalent[(2)]	4.14	4.08	4.37	4.77	5.04	5.21	4.25
Yield on securities - tax equivalent[(2)]	3.72	3.63	3.85	3.62	3.35	3.51	3.15
Yield on loans	4.62	4.60	4.89	5.34	5.52	5.70	4.61
Cost of interest-bearing deposits	1.01	0.96	1.12	1.71	2.21	2.31	1.31
Cost of funds	0.94	0.91	1.06	1.49	1.90	1.97	1.15
Cost of total deposits	0.91	0.87	0.99	1.44	1.89	1.98	1.11
Net interest margin - tax equivalent[(2)]	3.27	3.24	3.40	3.39	3.31	3.40	3.22
Non-interest expense to average assets	2.17	2.21	2.53	2.45	1.95	2.10	2.01
Efficiency ratio[(3)]	68.48	70.64	79.10	73.64	58.37	62.11	63.29
Non-GAAP core operating efficiency ratio FTE[(1)(3)]	64.66	66.04	72.33	67.68	57.25	60.71	53.61
Non-interest-bearing deposits to total deposits	9.53	11.69	12.63	15.10	13.30	14.28	17.43
Loans to deposits	76.67	76.54	86.66	95.41	98.18	96.74	102.53
Credit Quality Ratios:							
Allowance for loans losses to total loans	1.56%	1.60%	1.30%	1.23%	1.48%	1.24%	1.61%
Non-performing assets to total assets	0.08	0.20	0.18	0.43	0.97	1.18	0.74
Non-performing loans to total loans	0.12	0.33	0.27	0.58	1.15	1.45	0.86
Allowance for loans losses to non-performing loans	1,336.38	493.14	481.68	212.30	128.54	85.22	188.55
Net charge-offs to average loans	0.04	0.11	0.44	0.07	0.31	0.04	1.01
Capital Ratios:							
Total stockholders' equity to total assets	10.16%	10.07%	9.70%	11.94%	12.20%	11.16%	11.13%
Common equity tier 1 capital ratio	8.50	9.78	8.62	11.75	12.20	11.02	11.99
Tier 1 risk-based capital ratio	10.70	11.38	9.70	12.53	12.22	11.04	12.01
Total risk-based capital ratio	11.82	12.51	10.65	13.51	13.43	12.04	13.27
Tier 1 leverage ratio	9.72	10.48	9.71	12.43	12.06	10.87	10.75

(1) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides at the end of this presentation or press release for additional detail.
(2) Tax-exempt income is calculated on a tax equivalent basis. Tax-exempt income includes municipal securities, which is exempt from federal taxation. A tax rate of 21% is used for fiscal year 2018 and after and a tax rate of 35% is used for fiscal years 2017 and prior.
(3) Efficiency ratio is non-interest expense divided by the sum of net interest income and non-interest income.

25

QUARTERLY SELECTED FINANCIALS

CROSSFIRST BANKSHARES, INC.

(Dollars thousands, except per share data)	As of or for the Three Months Ended				
	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20
Income Statement Data					
Interest income	$54,192	$55,529	$55,180	$54,208	$51,254
Interest expense	19,318	19,743	18,001	15,980	10,097
Net interest income	34,874	35,786	37,179	38,228	41,157
Provision for loan losses	2,850	4,850	19,350	13,950	21,000
Non-interest income	1,672	3,212	2,186	2,095	2,634
Non-interest expense	21,960	21,172	21,885	22,223	31,010
Income before taxes	11,736	12,976	(1,870)	4,150	(8,219)
Income tax expense (benefit)	2,297	2,592	(1,170)	293	(863)
Net income (loss)	9,439	10,384	(700)	3,857	(7,356)
Preferred stock dividends	0	0	0	0	0
Net income available to common stockholders	9,439	10,384	(700)	3,857	(7,356)
Non-GAAP core operating income[1]	9,754	10,384	(700)	3,857	41
Balance Sheet Data					
Cash and cash equivalents	$141,373	$128,126	$187,320	$158,987	$194,371
Securities	704,776	733,093	741,634	735,231	700,083
Gross loans (net of unearned income)	3,467,204	3,629,792	3,852,244	4,002,451	4,413,224
Allowance for loan losses	(42,852)	(42,995)	(56,896)	(51,458)	(71,185)
Goodwill and intangibles	7,745	7,720	7,694	7,669	247
Total assets	4,473,182	4,651,313	4,931,233	5,067,407	5,462,254
Non-interest bearing deposits	511,837	513,832	521,826	567,215	750,333
Total deposits	3,584,136	3,658,108	3,923,759	3,972,822	4,304,143
Borrowings and repurchase agreements	364,246	357,614	373,664	441,626	500,498
Trust preferred securities, net of fair value adj.	902	912	921	931	942
Preferred Stock	0	0	0	0	0
Stockholders' Equity	499,195	602,435	601,644	611,946	608,092
Tangible Stockholders' Equity[1]	491,450	594,715	593,950	604,277	607,845
Share and Per Share Data:					
Basic earnings per common share	$0.21	$0.22	($0.01)	$0.07	($0.14)
Dilutive earnings per common share	0.20	0.21	(0.01)	0.07	(0.14)
Book value per common share	11.00	11.59	11.58	11.75	11.66
Tangible book value per common share[1]	10.83	$11.44	$11.43	$11.60	$11.65
Wtd. avg. common shares out. - basic	45,236,264	48,351,553	51,952,712	52,071,484	52,104,994
Wtd. avg. common shares out. - diluted	46,211,780	49,164,549	52,748,312	52,660,270	52,493,177
Shares outstanding at end of period	45,367,641	51,969,203	51,969,203	52,098,062	52,167,573

(1) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides at the end of this presentation for additional detail.

26

QUARTERLY SELECTED FINANCIALS

CROSSFIRST BANKSHARES, INC.

CrossFirst Bankshares, Inc Quarterly Financials

As of or for the Three Months Ended

	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20
Selected Ratios:					
Return on average assets[1]	0.86%	0.89%	(0.06%)	0.31%	(0.54%)
Non-GAAP core operating return on average assets[1][2]	0.89	0.89	(0.06)	0.31	-
Return on average common equity	7.78	7.58	(0.46)	2.53	(4.84)
Yield on earning assets	5.12	4.94	4.71	4.52	3.91
Yield on earning assets - tax equivalent[3]	5.18	5.00	4.76	4.57	3.96
Yield on securities	3.08	2.85	2.86	2.85	2.70
Yield on securities - tax equivalent[3]	3.42	3.19	3.22	3.21	3.07
Yield on loans	5.66	5.53	5.21	4.98	4.28
Costs of interest bearing liabilities	2.29	2.24	1.96	1.70	1.01
Cost of interest-bearing deposits	2.33	2.26	1.97	1.69	0.95
Cost of funds	1.99	1.94	1.71	1.49	0.85
Cost of Deposits	1.99	1.94	1.70	1.46	0.79
Cost of other borrowings	1.93	1.95	1.86	1.72	1.35
Net interest margin - tax equivalent[3]	3.35	3.24	3.23	3.24	3.19
Noninterest expense to average assets	2.00	1.82	1.81	1.80	2.21
Efficiency ratio[4]	60.09	54.29	55.60	55.11	70.81
Non-GAAP core operating efficiency ratio (FTE) [2][4]	58.43	53.43	54.66	54.18	53.09
Noninterest bearing deposits to total deposits	14.28	14.05	13.30	14.28	17.43
Loans to deposits	96.74	99.23	98.18	100.75	102.53
Credit Quality Ratios:					
Allowance for loans losses to total loans	1.24%	1.18%	1.48%	1.29%	1.61%
Nonperforming assets to total assets	1.18	1.00	0.97	0.59	0.74
Nonperforming loans to total loans	1.45	1.22	1.15	0.66	0.86
Allowance for loans losses to nonperforming loans	85.20	97.12	128.54	195.99	188.55
Net charge-offs to average loans[1]	0.00	0.53	0.58	2.00	0.12
Capital Ratios:					
Total stockholders' equity to total assets	11.16%	12.95%	12.20%	12.08%	11.13%
Common equity tier 1 capital ratio	11.02	12.91	12.20	12.08	11.99
Tier 1 risk-based capital ratio	11.04	12.93	12.22	12.10	12.01
Total risk-based capital ratio	12.04	13.90	13.43	13.17	13.27
Tier 1 leverage ratio	10.87	12.57	12.06	11.81	10.75

(1) Interim periods are annualized
(2) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides at the end of this presentation for additional detail.
(3) Tax-exempt income is calculated on a tax equivalent basis. Tax-exempt income includes municipal securities, which is exempt from federal taxation. A tax rate of 21% is used for 2018, 2019 & 2020.
(4) Efficiency ratio is non-interest expense divided by the sum of net interest income and non-interest income

27

NON-GAAP RECONCILIATION

CROSSFIRST BANKSHARES, INC.

(Dollars in thousands)	As of or for the Year Ended December 31,						As of or for the Six Months Ended June 30,	
	2014	2015	2016	2017	2018	2019	2019	2020
Non-GAAP Core Operating Income:								
Net Income (loss)	$4,143	$7,469	$10,311	$5,849	$19,590	$28,473	$18,789	($3,499)
Add: restructuring charges	0	0	0	0	4,733	0	0	0
Less: Tax effect[1]	0	0	0	0	1,381	0	0	0
Restructuring charges, net of tax	0	0	0	0	3,352	0	0	0
Add: fixed asset impairments	0	0	0	1,903	171	424	424	0
Less: Tax effect[2]	0	0	0	737	44	109	109	0
Fixed asset impairments, net of tax	0	0	0	1,166	127	315	315	0
Add: Goodwill Impairment[3]	0	0	0	0	0	0	0	7,397
Add: State tax credit[3]	0	0	0	0	(3,129)	(1,361)	(1,361)	0
Add: 2017 Tax Cut and Jobs Act[3]	0	0	0	2,701	0	0	0	0
Non-GAAP core operating income	$4,143	$7,469	$10,311	$9,716	$19,940	$27,427	$17,743	$3,898
Non-GAAP Core Operating Return on Average Assets:								
Net Income (loss)	$4,143	$7,469	$10,311	$5,849	$19,590	$28,473	$18,789	($3,499)
Non-GAAP core operating income	4,143	7,469	10,311	9,716	19,940	27,427	17,743	3,898
Average Assets	1,003,991	1,410,447	1,839,563	2,452,797	3,494,655	4,499,764	4,285,768	5,209,810
GAAP return on average assets	0.41%	0.53%	0.56%	0.24%	0.56%	0.63%	0.88%	(0.14%)
Non-GAAP core operating return on average assets	0.41%	0.53%	0.56%	0.40%	0.57%	0.61%	0.83%	0.15%
Non-GAAP Core Operating Return on Average Equity:								
Net Income	$4,143	$7,469	$10,311	$5,849	$19,590	$28,473	$18,789	($3,499)
Non-GAAP core operating income	4,143	7,469	10,311	9,716	19,940	27,427	17,743	3,898
Less: Preferred stock dividends	1,485	2,066	2,100	2,100	2,100	175	175	0
Net Income available to common stockholders	2,658	5,403	8,211	3,749	17,490	28,298	18,614	(3,499)
Non-GAAP core operating income available to common stockholders	2,658	5,403	8,211	7,616	17,840	27,252	17,568	3,898
Average common equity	86,273	117,343	149,132	245,193	327,446	526,225	476,749	612,208
Tangible Assets	8,201	8,152	8,050	7,949	7,847	7,746	7,772	7,629
Average Tangible Equity	78,072	109,191	141,082	237,244	319,599	518,479	468,977	604,579
GAAP return on average common equity	3.08%	4.60%	5.51%	1.53%	5.34%	5.38%	7.87%	(1.15%)
Non-GAAP core return on average tangible common equity	3.08%	4.95%	5.82%	3.21%	5.58%	5.26%	7.55%	1.30%
Non-GAAP Core Operating Efficiency Ratio:								
Non-interest expense	$24,640	$30,562	$40,587	$62,089	$85,755	$87,648	$44,591	$53,233
Less: goodwill impairment	0	0	0	0	4,733	0	0	7,397
Non-GAAP non-interest expense (numerator)	24,640	30,562	40,587	62,089	81,022	87,648	44,591	45,836
Net interest income	31,090	42,267	54,053	74,818	110,368	141,444	68,479	79,385
Tax-equivalent interest income	1,712	2,637	4,001	5,439	3,099	2,522	1,229	1,380
Non-interest income	1,904	2,365	3,407	3,679	6,083	8,715	3,317	4,729
Add: fixed asset impairments	0	0	0	1,903	171	424	424	0
Non-GAAP Operating revenue (denominator)	34,706	47,269	61,461	85,839	119,721	153,105	73,449	85,494
GAAP efficiency ratio	74.68%	68.48%	70.64%	79.10%	73.64%	58.37%	62.11%	63.29%
Non-GAAP core operating efficiency ratio (FTE)	71.00%	64.66%	66.04%	72.33%	67.68%	57.25%	60.71%	53.61%

(1) Represents the tax impact of the adjustments above at a tax rate of 25.73%, plus a permanent tax benefit associated with stock-based grants that were exercised prior to our former CEO's departure.
(2) Represents the tax impact of the adjustments above at a tax rate of 25.73% for fiscal years 2018 and after; 38.73% for fiscal years prior to 2018.
(3) No tax effect associated with the 2017 Tax Act adjustment or state tax credit or the goodwill impairment.

28

QUARTERLY NON-GAAP RECONCILIATION

CROSSFIRST BANKSHARES, INC.

(Dollars in thousands)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
	As of or for the Three Months Ended				
Non-GAAP Core Operating Income:					
Net Income (loss)	$9,439	$10,384	($700)	$3,857	($7,356)
Add: restructuring charges	0	0	0	0	0
Less: Tax effect[1]	0	0	0	0	0
Restructuring charges, net of tax	0	0	0	0	0
Add: fixed asset impairments	424	0	0	0	0
Less: Tax effect[2]	109	0	0	0	0
Fixed asset impairments, net of tax	315	0	0	0	0
Add: Goodwill Impairment[3]	0	0	0	0	7,397
Add: State tax credit[3]	0	0	0	0	0
Add: 2017 Tax Cut and Jobs Act					
Non-GAAP core operating income	$9,754	$10,384	($700)	$3,857	$41
Non-GAAP Core Operating Return on Average Assets:					
Net Income (loss)	$9,439	$10,384	($700)	$3,857	($7,356)
Non-GAAP core operating income	9,754	10,384	(700)	3,857	41
Average Assets	4,402,002	4,610,958	4,809,579	4,975,531	5,441,513
GAAP return on average assets[4]	0.86%	0.89%	(0.06%)	0.31%	(0.54%)
Non-GAAP core operating return on average assets[4]	0.89%	0.89%	(0.06%)	0.31%	0.00%
Non-GAAP Core Operating Efficiency Ratio:					
Non-interest expense	$21,960	$21,172	$21,885	$22,223	$31,010
Less: Goodwill Impairment	$0	$0	$0	$0	$7,397
Less: restructuring charges	0	0	0	0	0
Non-GAAP non-interest expense (numerator)	21,960	21,172	21,885	22,223	23,613
Net interest income	34,874	35,786	37,179	38,228	41,157
Tax-equivalent interest income	612	624	670	695	685
Non-interest income	1,672	3,212	2,186	2,095	2,634
Add: fixed asset impairments	424	0	0	0	0
Non-GAAP operating revenue (denominator)	37,582	39,622	40,035	41,018	44,476
GAAP efficiency ratio	60.09%	54.29%	55.60%	55.11%	70.81%
Non-GAAP core operating efficiency ratio (FTE)	58.43%	53.43%	54.66%	54.18%	53.09%

(1) Represents the tax impact of the adjustments above at a tax rate of 25.73%, plus a permanent tax benefit associated with stock-based grants that were exercised prior to our former CEO's departure.
(2) Represents the tax impact of the adjustments above at a tax rate of 25.73%.
(3) No tax effect associated with the state tax credit or the goodwill impairment
(4) Interim periods are annualized.

29

NON-GAAP RECONCILIATIONS (CONT.)

CROSSFIRST BANKSHARES, INC.

(Dollars in thousands, except per share data)	As of or for the Year Ended December 31,						As of or for the Six Months Ended June 30,	
	2014	2015	2016	2017	2018	2019	2019	2020
Non-GAAP Pre-Tax Pre-Provision Profit								
Income before Taxes (loss)	4,439	8,095	10,373	4,408	17,196	32,611	21,505	(4,069)
Provision for Credit loss	3,915	5,975	6,500	12,000	13,500	29,900	5,700	34,950
Non-GAAP Pre-Tax Pre-Provision Profit	**8,354**	**14,070**	**16,873**	**16,408**	**30,696**	**62,511**	**27,205**	**30,881**
Average Assets	1,003,991	1,410,447	1,839,563	2,452,797	3,494,655	4,499,764	4,285,768	5,209,810
Non-GAAP Pre-Tax Pre-Provision Return on Average Assets	**0.83%**	**1.00%**	**0.92%**	**0.67%**	**0.88%**	**1.39%**	**1.28%**	**1.19%**
Tangible Stockholders' Equity:								
Stockholders' equity	$137,098	$160,004	$214,837	$287,147	$490,336	$601,644	$499,195	$608,092
Less: goodwill and intangible assets	8,201	8,100	7,998	7,897	7,796	7,694	7,745	247
Less: preferred stock	28,614	30,000	30,000	30,000	30,000	0	0	0
Tangible Stockholders' Equity	$100,283	$121,904	$176,839	$249,250	$452,540	$593,950	$491,450	$607,845
Shares outstanding at end of period	17,908,862	19,661,718	25,194,872	30,686,256	45,074,322	51,969,203	45,367,641	52,167,573
Book value per common share	$6.06	$6.61	$7.34	$8.38	$10.21	$11.58	$11.00	$11.66
Tangible book value per common share	**$5.60**	**$6.20**	**$7.02**	**$8.12**	**$10.04**	**$11.43**	**$10.83**	**$11.65**

(Dollars in thousands, except per share data)	As of or for the Three Months Ended				
	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20
Non GAAP Pre-Tax Pre-Provision Profit					
Income before Taxes	11,736	12,976	(1,870)	4,150	(8,219)
Provision for Credit loss	2,850	4,850	19,350	13,950	21,000
Non-GAAP Pre-Tax Pre-Provision Profit	**14,586**	**17,826**	**17,480**	**18,100**	**12,781**
Average Assets	4,402,002	4,610,958	4,809,579	4,975,531	5,441,513
Non-GAAP Pre-Tax Pre-Provision Return on Average Assets	**1.33%**	**1.53%**	**1.44%**	**1.46%**	**0.94%**
Tangible Stockholders' Equity:					
Stockholders' equity	$499,195	$602,435	$601,644	$611,946	$608,092
Less: goodwill and intangible assets	7,745	7,720	7,694	7,669	247
Less: preferred stock	0	0	0	0	0
Tangible Stockholders' Equity	$491,450	$594,715	$593,950	$604,277	$607,845
Shares outstanding at end of period	45,367,641	51,969,203	51,969,203	52,098,062	52,167,573
Book value per common share	$11.00	$11.59	$11.58	$11.75	$11.66
Tangible book value per common share	**$10.83**	**$11.44**	**$11.43**	**$11.60**	**$11.65**

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